                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 21, 2003

                              THE BISYS GROUP, INC.

             (Exact name of registrant as specified in its charter)


         Delaware                     0-19922                    13-3532663

(State or other Jurisdiction     (Commission File              (IRS Employer
     of incorporation)                Number)                Identification No.)

                    90 Park Avenue, New York, New York 10016

                    (Address of principal executive offices)

                                 (212) 907-6000

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

      On October 21, 2003, The BISYS Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE BISYS GROUP, INC.

                                         By:  /s/ Kevin J. Dell
                                            ------------------------------------
                                              Kevin J. Dell
                                              Executive Vice President,
                                              General Counsel and
                                              Secretary

Date: October 21, 2003

                                  EXHIBIT INDEX

Exhibit No.        Description
99.1               Press Release issued by The BISYS Group, Inc. dated
                   October 21, 2003.